UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

Peet's Coffee & Tea, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington (State or other jurisdiction of Incorporation)	000-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue

Emeryville, California 94608-3520

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

The information contained in this Item 2.02 and the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or subject to the liabilities of that section. The information contained in this Item 2.02 and the accompanying Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On May 1, 2012, Peet's Coffee & Tea, Inc. announced via press release its financial results for the thirteen weeks ended April 1, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or subject to the liabilities of that section. The information contained in this Item 7.01 and the accompanying Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The information set forth in "Item 2.02. Results of Operations and Financial Condition," including the exhibit referred to therein, is incorporated herein by reference.

SECTION 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

The information contained in this Item 9.01 and the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or subject to the liabilities of that section. The information contained in this Item 9.01 and the accompanying Exhibit 99.1 shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: May 1, 2012	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated May 1, 2012